UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 13, 2025
___________________________________________________
XENCOR, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On March 13, 2025, Todd Simpson was appointed to serve as a new member of the Board of Directors (the “Board”) of Xencor, Inc. (the “Company”). The Board also appointed Mr. Simpson to the Audit Committee of the Board (the “Audit Committee”).

In accordance with the Company’s amended and restated non-employee director compensation policy, Mr. Simpson is entitled to receive an initial grant consisting of a nonstatutory stock option to purchase shares of the Company’s common stock (the “Common Stock”) with an aggregate Black Scholes option value of $550,000, one-third of which shares will vest on the one-year anniversary of the grant date and the balance of the shares will vest in a series of 24 equal monthly installments thereafter, such that the option is fully vested on the third anniversary of the date of grant, subject to Mr. Simpson’s continuous service through each such vesting date. The option will have an exercise price equal to the closing price of the Common Stock on the date of grant. Mr. Simpson will also be entitled to receive a $50,000 annual cash retainer for service as director and an additional $10,000 annual cash retainer for service as a member of the Audit Committee and will be eligible to receive additional equity compensation in the future. Mr. Simpson will enter into the Company’s standard form of indemnification agreement. Mr. Simpson was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. The Company is not aware of any transaction involving Mr. Simpson requiring disclosure under Item 404(a) of Regulation S-K.

On March 13, 2025, the Company issued a press release announcing the appointment of Mr. Simpson to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Xencor, Inc. on March 13, 2025.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2025	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary